                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 8-K/A, into the Company's previously filed Registration Statement File Nos. 333-17821 and 333-17821-1.

                                              ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
June 16, 1999